Exhibit 10.33

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS EXHIBIT MARKED BY [***] HAS BEEN OMITTED BECAUSE IT IS BOTH NOT MATERIAL AND IS THE TYPE OF INFORMATION THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL

LICENSE AGREEMENT

In Barcelona, on March 4, 2016 (the “Effective Date”),

BY AND BETWEEN

Of the first part,

(1)

FUNDACIÓ INSTITUT D’INVESTIGACIÓ BIOMÈDICA DE BELLVITGE [BELLVITGE BIOMEDICAL RESEARCH INSTITUTE FOUNDATION] (IDIBELL), a Catalan foundation duly incorporated and registered in the Registry of Foundations of the Office of the General Director of Law and Legal Entities of the Department of Justice of the Autonomous Government of Catalonia under number 459, having its address at Hospital Duran i Reynals 3ª planta, Gran Via de l'Hospitalet, 199-203, 08908 L'Hospitalet de Llobregat (Barcelona), and holding current CIF (Código de Identificación Fiscal [Tax Identification Code]) number G58863317 (“IDIBELL”). IDIBELL is represented herein by Dr Jaume Reventòs i Puigjaner, whose personal details are not recorded due to of his professional position, as Director, by virtue of the appointment agreed by the IDIBELL Board of Trustees, in the meeting celebrated of March 18, 2014.

Of the second part,

(2)

VCN BIOSCIENCES, S.L., a company duly incorporated under the laws of Spain, having its legally registered office at Avenida de la Generalitat 152, 08174, Sant Cugat del Vallés (Barcelona), and holder of Tax Identification Number B-65,109,605 (“VCN”). VCN is represented herein by Mr. Manel Cascallo Piqueras, of legal age, of Spanish nationality, whose legal address for the present purposes is located at Avenida de la Generalitat 152, 08174, Sant Cugat del Vallés (Barcelona), and with DNI (Documento Nacional de Identidad [National Identity Document]) number [***], the same which is legally valid, acting in his capacity as legal representative, in accordance with the sufficient power of attorney that he has produced and put away.

IDIBELL and VCN will hereinafter be referred to collectively as the “Parties”, whilst each one of them, individually, shall be referred to as a “Party”.

The Parties, recognizing that they each have the necessary legal capacity to be bound by and enter into legal contracts do agree to execute the present license agreement (the “Agreement”) wherefore and to that end do make the following:

REPRESENTATIONS

I.

IDIBELL is a foundation whose general principles of activity are the promotion, development, management and dissemination of biomedical research as well as training in the field of health sciences and the promotion of the transfer of technology gathered from its research activities.

II.

Whereas the INSTITUT CATALÀ D’ONCOLOGIA [CATALAN INSTITUTE OF ONCOLOGY] (hereinafter, “ICO”) is a public company dedicated to cancer-related activity and whose purpose is to reduce the impact of cancer in Catalonia, and, within the framework of said activity, develops actions for cancer prevention, care, training and research.

III.	On October 2, 2007, IDIBELL and the ICO signed a “Framework Collaboration Agreement” (the “Framework Agreement”) [***].

IV.

Wherefore, as a result of their research activities, IDIBELL and ICO have obtained a series of scientific results and knowledge based on which certain scientific technology and knowledge has been derived, the same which is subject to protection by means of the patent application for which IDIBELL and ICO are both equal joint holders, by virtue of the provisions of the Framework Agreement referred to in representation III herein above.

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V.

IDIBELL and ICO do freely wish and desire to grant VCN, who wishes to accept the same, a License for the use and exploitation of the Patent in the Territory (as these terms are defined herein below), all in respect of the terms and conditions described in this Agreement and its Annexes (the “License”). For clarification purposes, the License to be granted includes the Licensee's right to sublicense the use and exploitation thereof to any third party, with the sole requirement that the Licensee communicate this in advance in writing to the Licensor for information purposes, except in the cases provided for in Clause Two, Section 2.

Following from the above, the Parties do hereby sign this Agreement, the same which will be governed by the following

COVENANTS

First. Definitions

1.1.

For the purposes of this Agreement, the following words shall have the meaning set forth in this Clause, unless they may clearly be understood otherwise as a result of the given context and, if not included below, the meaning set forth elsewhere in the Agreement.

“Consideration”	means each and all of the fees, royalties and/or payments stipulated in Clause 3.1;

“Fiscal Year”	means the calendar year, that is, from January 1 to December 31;

“Effective Date”	means the date set out in the heading of this Agreement;

“Grifols Group”	means Grifols, S.A. and all of its subsidiaries and/or entities controlled, either directly or indirectly, by it;

“Sublicensing Income”

means the amount of income actually collected by Licensee from any third party derived from the License (full or partial), or from any other form of exploitation thereof granted further to this Agreement, that, by way of example but not limited thereto, has been received in the form of an upfront payment, milestone payments and/or royalties and provided that the Patent enjoys protection in the different countries that constitute the Territory to which the License refers. For clarification purposes, “Sublicensing Income” expressly excludes: [***]

“Licensor”	means, jointly, IDIBELL and ICO;

“Licensee”	means VCN;

“Parties”	means, as the case may be, the Licensor and/or Licensee; and “Party”;

“Patent”

means the entire family of patents whose priority application is European patent application EP 14 38 2162.7, submitted under the title “Adenovirus comprising an albumin-binding molety”, along with all of the information and experimental data, in any format, documents, programs, products, equipment, tests, evaluations, prototypes, samples, formulas, specifications, processes, know-how, technical descriptions, data, industrial secrets, developments, methods and/or practices related to the research that has given rise to the

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Patent, subject or not to protection in the Territory (as defined below), and that can be employed to register, defend and maintain the Patent, where applicable, vis-a-vis the different assessment agencies. For clarification purposes, “Patent” expressly includes, but is not limited to, any property right derived from the Patent, such as Supplementary Protection Certificates or equivalents, divisional or equivalent patents and/or continuations in part or the equivalent, provided they do not involve, nor have new inventive activity or novelty, these which shall not be included in the definition. A copy of European patent application EP 14 38 2162.7 is attached hereto as Annex I. The concept of Patent expressly excludes any pre-existing rights, or those that are generated during the term of the Agreement, that are owned by VCN and that could be incorporated into the same;

“Resulting Product”	refers to any product that incorporates the Licensed Patent, solely or jointly with other patents and/or intellectual and/or industrial property rights (including know how);

“Territory”	means the whole world; and

“Net Sales”

means the value of Licensee's income from sales of the Resulting Product in the Territory, minus any discounts and compensations, and free of credits or liens and indirect taxes,  provided that the marketing of the Resulting Product in the corresponding countries of the Territory is indeed protected by the Patent. Sales to distributors shall be understood to be included within the concept of Net Sales (excluding the possibility of considering as Sublicensing Income all sublicenses granted to said distributors and/or final users/clients as necessary for the marketing and/or use of the Resulting Product in the Territory). [***]

1.2.	When the given context so requires, words expressed in singular shall include the plural and vice versa whilst words expressed in one gender shall include all genders.

1.3.	The headings of the clauses are included for reference purposes and do not affect the interpretation of this Agreement.

Second. Granting of the license. Scope and exclusions

2.1.

By virtue of this Agreement, and subject to the terms and conditions thereof, Licensor hereby grants the Licensee, the latter who accepts the same, an exclusive, sublicensable and non-transferable license, for the Patent and on all experimental information and data, in any format, documents, programs, products, equipment, tests, evaluations, prototypes, samples, formulas, specifications, processes, know-how, technical descriptions, data related to industrial secrets, developments, methods and/or practices related to the research that has given rise to the Patent, subject or not to protection as intellectual or industrial property rights (with the exception of moral rights), and that may be used for the registration of the Patent in the Territory for its use and exploitation (including any forms of economic exploitation rights that may fall upon it) as well as for its defence and maintenance, where applicable, in the Territory (the “License”). For said purposes, the Licensor warrants that all Licensor investigators and employees have subscribed to as many documents as necessary to duly recognize ownership of all intellectual and industrial property rights (excluding moral rights) in favour of the Licensor. For these purposes, the Licensee may request a copy of these documents at any time from Licensor.

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2.2.

[***] Notwithstanding the foregoing, the Licensee shall inform the Licensor of any sublicensing agreements. In any and all cases, any and all sublicenses must be granted under terms compatible with this License and in strict observance of the rights granted in favour of Licensee. .[***]

2.3.

The License expressly includes, but is not limited to, all rights over the Patent that, in accordance with any of the modalities admitted by applicable laws, are susceptible to exploitation and/or marketing existing at the time that the present Agreement is signed, or included in the form of improvements or developments incorporated into the Patent during the execution thereof. For this purpose, the Licensor undertakes to make available to the Licensee all documentation and technical knowledge necessary for the use and exploitation of the Patent.

2.4.

The Licensor shall maintain a right of use over the Patent limited to its research and/or teaching activities. If, as a result of such research and/or teaching activities, the Licensor obtains results or knowledge capable of developing, optimizing, improving or adapting the Patent, the following regime shall apply:

2.4.1.

The Licensor shall automatically grant a license in favour of the Licensee, with a scope identical to that one provided for in this Agreement and which is included in the remuneration provided for in Clause 3, regarding the developments, optimizations, improvements or adaptations of the Patent that they do duly hold or that may have been obtained, based on knowledge (including, but not limited to, the commercial experience obtained from the marketing of the Resulting Product and its use by its end clients) and/or technology (including any pre-existing intellectual and industrial property rights or rights generated during the execution of the Agreement) owned by VCN.

2.4.2.

The Licensee shall have a pre-emptive right to the exploitation and/or marketing of the developments, optimizations, improvements or adaptations of the Patent that are not based on knowledge (including, but not limited to, commercial experience obtained from the marketing of the Resulting Product and use thereof by its end clients) and/or technology (including any pre-existing intellectual and industrial property rights or rights generated during the execution of the Agreement) owned by VCN.

2.5.

In compliance with the provisions of the foregoing Clause, the Licensor undertakes to: (a) grant any public or private documents that are reasonably required by the Licensee for this purpose and, if necessary; and (b) require such issuance from its internal work staff. The Licensee shall be responsible for all expenses related to the granting of the public documents referred to in Section (a) herein above.

2.6.

The Licensor undertakes not to establish any kind of property right of guarantee over the Patent that could affect the scope and conditions of the License, unless they have previously informed the Licensee thereof, and obtained the latters express and written authorization, for which the Licensor must provide as much documentation as necessary for an adequate assessment by the Licensee of said authorization. The Licensee shall not be obligated, as a result of any rights conferred under the License, to authorize the Licensor to establish property rights in respect of the Patent. A refusal by the Licensee shall not, in any case, imply grounds for termination of this Agreement nor shall it generate additional compensation in favour of the Licensor.

2.7.

The Licensee grants the Licensor a non-exclusive, not sublicensable, not transferable license, limited to the territory of the country of Spain, during the term of the Agreement and exclusively for the purposes of research and improvement of the Patent, on the intellectual property rights (except for moral rights) and the pre-existing industrial rights that could be used in conjunction with the Patent and, where applicable, those that could have been generated in the course of the execution of the Agreement and that are owned by VCN.

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Third. Consideration

3.1.	In consideration for the License, the Licensee shall pay the Licensor:

3.1.1.	the following fixed amounts:

(i)	[***] ([***]) euros, payable upon the signing of this Agreement, as an upfront payment), advance or up-front fee; plus

(ii)

[***] ([***]) euros, payable twenty-five (25) days following the date of concession of the Patent, in a minimum of three (3) European jurisdictions, as consideration for the fulfilment of objectives, milestone payments; plus

(iii)	[***] ([***]) euros, payable twenty-five (25) days following the date of concession of an American patent (US) derived from the Patent, as consideration for the fulfilment of objectives or milestones.

3.1.2.	a fee or royalty, equivalent to [***] percent ([***]%) of the annual Net Sales figure, payable in accordance with the provisions of Clauses 3.2 and 3.3; plus

3.1.3.

a fee or royalty, equivalent to the percentages that were applicable in accordance with the provisions of Annex II of the annual Sublicensing Income figure (the “Royalties for Sublicensing Income”), payable in accordance with the provisions of Clauses 3.2 and 3.3.

3.2.

Invoicing: Within three (3) months of the end of each Fiscal Year, the Licensee shall submit a written report to the Licensor including (i) total Net Sales; and (ii) total Sublicensing Income for the Fiscal Year. Upon receipt of the report and in accordance with the information indicated therein, the Licensor shall issue the corresponding invoice to the Licensee.

3.3.

Payment: All payments must be made by bank transfer to the bank account indicated on the corresponding invoice, within sixty (60) days following the date of the invoice, the same which will stipulate the VAT amount applicable at that time. Any failure to pay due amounts within the term will entitle the Licensor to claim the payment of default interest equal to the legal interest applicable at any time, which will accrue from the date on which the payment should have been made until the date of actual payment.

3.4.	[***].

3.5.	Audits:

3.5.1.

The Licensee shall maintain orderly and up-to-date accounting records at all times, and shall retain all Licensee's supporting documents, receipts and invoices for the past four (4) years. This obligation shall remain applicable throughout the term of the Agreement in addition to for the four (4) years following termination thereof.

3.5.2.

Licensor shall have the right to conduct an audit once a year for the sole purpose of calculating, checking and verifying the Sublicensing Income and Net Sales figures provided by the Licensor. The Licensor shall be obliged to communicate in writing to Licensee their intent to conduct the audit, must indicate the date on which it will be executed as well as the persons or entity responsible for its conduct, with a minimum notice of seven (7) business days.

3.5.3.

In the event that the results of the review or audit are justifiably divergent from the figures provided by the Licensee, the remuneration received by the Licensor, in accordance with the concepts set forth in this Agreement, shall be regularized accordingly.

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3.5.4.	[***]

3.5.5.	[***].

3.5.6.	[***].

3.6.

For all relevant purposes, the Licensor expressly represents and warrants to the Licensee that any amounts payable pursuant to this Clause are the sole amounts payable by the Licensee in consideration for the License, releasing this party from liability, and holding them harmless for all purposes, for any claim to economic rights that may correspond to either the ICO and, where applicable, the Investigator or any third party as a result of the License and/or the exploitation and/or marketing of the Patent.

Fourth. Right of reversal

4.1.

As of the third year from the Date of Effect, the Licensor shall have the right to revoke the License, reversing the Patent in its favour and without the Licensee being entitled to receive any indemnification or compensation whatsoever, in the event that the Licensee:

4.1.1.	During a continuous period of two (2) year(s), abandons its research or development activities of the Patent, or activities aimed at the exploitation of Resulting Products;

4.1.2.	The Licensee has undertaken no marketing whatsoever at any time during the term of this Agreement; or

4.1.3.	Will use the Patent for purposes other than those provided for in the License granted under the present Agreement.

4.2.

In order to exercise the right of reversal, a written communication by the Licensor, of their intent to exercise the aforementioned right shall be sufficient. Said written communication must substantiate the existence of any of the cases indicated in Clause 4.1 and shall grant the Licensee the period established in Clause 6.2.4 for the correction thereof. In the event that such circumstance is not remedied by the Licensee within the aforementioned period, the Licensor shall have the right to revoke the License and the Licensee shall return or deliver to the Licensor the Patent covered by the License at the time of the initial Agreement or that was generated directly by the Licensor during the course thereof, and which remains covered by the License. The Licensee's obligation to incorporate or deliver to the Licensor any intellectual and industrial property rights that may have generated under this Agreement and of which they are the legal owner, is expressly excluded.

4.3.

Likewise, the Licensor shall return and deliver to the Licensee any elements subject to intellectual and industrial property rights owned by the Licensee and which have been licensed to the Licensor, the same who shall not hold any right once the License has been revoked or the Agreement has been terminated.

Fifth. Liability and indemnity regime. Ethical business conduct

5.1.

The Parties shall be responsible for ensuring strict compliance with all regulations applicable to the activities that are carried out under this Agreement, expressly agreeing to be mutually indemnify each other and to compensate each other financially in the case of any damage or harm suffered in the event of any claims of any nature being filed against them.

5.2.

In the fulfilment of their obligations under this Agreement, the Parties, including their workers and representatives, shall carry out their activity in accordance with ethical commercial principles and in accordance with all laws applicable in Spain, in particular, with

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the anti-corruption rules issued by Spain (Criminal Code) and by the European Union, the OECD and the Council of Europe, applicable to the aforementioned activities.

5.3.

The License described in this Agreement is granted without warranties of any kind, express or implicit, including, but not limited to, a warranty of marketability, patentability and/or adequacy for a certain purpose, except for those warranties expressly covered by this Agreement.

Sixth. Duration and early termination

6.1.

This Agreement will enter into force on the Effective Date, and will be valid and remain effective indefinitely, provided that any of the property rights derived from the Patent is in force in any of the countries in the Territory.

6.2.	This Agreement may be prematurely terminated given any of the following circumstances:
6.2.1.	By mutual agreement of the Parties; and/or

6.2.2.	By the Licensor, in the event of at least two successive breaches, or three alternate breaches calculated annually, of the obligation of the Licensee to pay the Consideration; and/or

6.2.3.	By the Licensee, at their discretion, in the cases set forth in Clauses 7.3.2 and 7.3.3 or due to the absence of protection of the Patent in any of the countries in the Territory; and/or

6.2.4.

Due to some breach of any of the obligations, by one of the Parties (the “Non-Compliant Party”), if, once required to do so by the Compliant Party by means of a written communication (the “Termination Communication”), the Non-Compliant Party has still not proceeded to remedy the breach within thirty (30) calendar days following receipt of the Termination Communication (the “Termination due to Non-Compliance”).

6.3.	Upon termination of the Contract:

6.3.1.

if the Parties have any obligation pending compliance by virtue thereof, they shall be obliged to comply with it without this involving, in any case or under any circumstances, an extension thereof, and

6.3.2.

the Parties shall return any documentation, information and/or material that belongs to the other Party and that has been delivered to them as a result of the execution of this Agreement, including, but not limited to, the Confidential Information, and will undertake to refrain from making use of such documentation, information and/or material as of that moment.

6.3.3.	The rights and obligations set forth in the First, Fifth, Sixth (only 6.3.4), Seventh, Eighth and Eleventh covenants shall remain in force after the termination or expiration of this Agreement.

6.3.4.	The sublicenses granted to final recipients of the Resulting Products shall remain in force, regardless of the cause of termination and without these involving obligations towards the Licensor by VCN.

Seventh. Property Rights: Registration, maintenance and defence. Liability and indemnities

7.1.	Registration and extension

7.1.1.	Licensee shall have the exclusive power to request the extension or registration, anywhere in the Territory, and before any authority, of any inventions that are

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protected or protectable by the Patent, including provisional patents, new patents or any other forms of protection of industrial and/or intellectual property rights.

7.1.2.

The Licensor undertakes not to request, in any way, either by itself or acting through a third party, for an extension or registration of the inventions protected by the Patent in any jurisdiction, without prejudice to the provisions set out in Clause 7.2.2.

7.2.	Maintenance

7.2.1.	The Licensee shall have the obligation to retain and maintain the rights protected by the Patent anywhere in the Territory and before any authority.

7.2.2.

In the event that, with respect to a/any particular jurisdiction/s, the Licensee decides not to maintain the rights protected by the Patent, the may request their maintenance from the Licensee, with the Licensor assuming all costs and expenses related to such maintenance. It shall only be understood that the Licensee declines to maintain a particular jurisdiction when they state such in writing. In this latter case, the Licensor shall be able to assume, in its own name and for its own benefit, the maintenance of the Patent, bearing the costs and expenses for such maintenance, excluding such jurisdiction from the Territory and not generating in its favour any fees, royalties or any consideration for the License.

7.2.3.	The Licensor may request the registration of the License if it is advisable or necessary in accordance with applicable regulations, in which case it shall bear the corresponding costs and expenses.

7.3.	Defence

7.3.1.	The Licensee shall have the exclusive power to assume, at its sole discretion, in any part of the Territory and before any authority, the defence and protection of the rights protected by the Patent:

(i)	in the event of a violation or alleged violation of the rights protected by the Patent by any third party; and/or

(ii)	when a third party has filed an action for an alleged violation of patent rights with a priority date.

7.3.2.	In cases of infringement, violation or alleged infringement of the rights protected by the Patent by any third party (the “Third Party Violation”), the following rules shall apply [***].
7.3.3.

In cases in which a third party files an action for infringement, violation or alleged infringement or violation of its priority rights (the “Third Party Claim”), the following rules shall apply: [***]

7.3.4.	[***].

Eighth. Confidentiality and Protection of Personal Data

8.1.

In compliance with the provisions of Organic Law 15/1999, of December 13, on Personal Data Protection and its implementing regulations, by means of this stipulation, VCN hereby informs the signatories of this Agreement that the personal data they provide by virtue hereof, or that they may subsequently provide, shall be incorporated into a file under their responsibility, the purpose of which is to maintain, comply with, develop, control and execute the provisions of this Agreement. On the other hand, in those cases in which if necessary, IDIBELL undertakes to obtain due consent and inform the staff and/or third-party investigators whose data will be transferred to VCN in connection with the execution of this Agreement, in respect of the terms required by the applicable regulations, as well as in order to comply with any other obligation necessary for such transfer.

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In the event that the signatories wish to exercise their rights of access, rectification, cancellation, and (sic) in those cases where possible, objection, before VCN, they may communicate their wish to the addresses contained in Clause Ten, attaching a photocopy of the legal document duly proving their identity.

8.2.

The existence and content of this Agreement as well as all information exchanged between the Parties in execution thereof, especially any information relating to the Patent, shall be considered confidential information (the “Confidential Information”) throughout the term hereof.

8.3.	The Party receiving the Confidential Information:

8.3.1.	Shall not disclose such Confidential Information to third parties except as required by the competent authorities;

8.3.2.

Shall limit access to the Confidential Information to those employees who, under an obligation of confidentiality, are required to have access to such information for the purposes inherent to the fulfilment of this Agreement;

8.3.3.	Shall use the Confidential Information received solely and exclusively to fulfil the purposes established in this Agreement; and

8.3.4.	At the end of this Agreement, must return the Confidential Information received without keeping a copy or summary thereof.

8.4.	This Clause shall not apply to:

8.4.1.	Information that is currently, or were to become public knowledge without the intervention of the receiving Party;

8.4.2.	Information that the receiving Party may demonstrate, through sufficient documentation, was already known to it before being provided by the disclosing Party;

8.4.3.	Information received from a third party not subject to a confidentiality obligation with respect to the disclosing Party; and/or

8.4.4.

Information that needs to be disclosed under the law or in respect of a court order, however, in such case, the disclosing Party must be notified of such request with sufficient advance notice so that it may request assistance to prevent or limit such disclosure, and provided that any disclosure extends solely and exclusively to what is necessary, the disclosure being subject to prior consultation, which shall be sent to the Disclosing Party in order to establish the time and extent of such disclosure.

Ninth. Force Majeure

In the event that the Parties cannot comply with the terms of this Agreement due to an eventuality beyond their reasonable control, including actions taken by government agencies or bodies, war, hostilities between nations, disturbances, upset, strike, lockout, acts of sabotage, shortage of supplies or energy, natural phenomena such as: typhoons, floods, fires, hurricanes, earthquakes, tsunamis or any other cause of a similar type over which the Parties have no control, and when there is no negligence involved, none of the Parties will be responsible for any delay or lack of compliance, provided that any of the aforementioned conditions prevented them from fulfilling their obligations. When such breach extends for a period of more than three (3) consecutive months, either Party may immediately terminate this Agreement, notifying the other Party of such. In such case, the affected Party must communicate this in writing to the other Parties, detailing the reasons

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for force majeure, and must make every effort to overcome or resolve those obstacles that would prevent it with complying with the Agreement.

Tenth. Miscellaneous

10.1.	[***]

10.2.

In the event that any clause of this Agreement is declared void, illegal or unenforceable by a competent judge or authority in any jurisdiction, such clause shall be deemed not to be part of this Agreement, and shall not affect the enforceability of the remainder of this Agreement, nor the validity, legality or enforceability of such clause in any other jurisdiction.

10.3.

Any notification, approval, consent, request, demand or other communication relating to this Agreement that must be issued by either Party shall be made in writing and shall be signed by the Party issuing it or on its behalf and, unless delivered in person to the other Party, shall be submitted or sent by burofax (certified fax), fax, certified mail or email with acknowledgment of receipt, addressed to the following addresses:

Fundació Institut d’Investigació Biomèdica de Bellvitge (IDIBELL)

Hospital Duran i Reynals, 3a planta

Gran Via de l’Hospitalet, 199-203

L’Hospitalet de Llobregat (08908) Barcelona

e-mail: [***]

To the attention of {***}

VCN BIOSCIENCES, S.L.

Avenida de la Generalitat, 152

Sant Cugat del Vallés (08174) Barcelona

Fax: +34 93 571 2359

e-mail: [***]

To the attention of [***]

10.4.

Neither party may assign, subrogate or delegate, in whole or in part, to a third party, the rights and obligations contained in this Agreement, unless expressly authorized to do so in writing by the other Party. The foregoing provision shall not be construed as limiting the rights conferred in this Agreement in relation to the License and its extension.

10.5.

Any public announcement or disclosure relating to this Agreement or its vicissitudes must have been expressly agreed between the Parties, including the terms of such announcement or disclosure and the means in which they will be made public.

10.6.

The Parties each act exclusively as independent contractors as established in this Agreement. Neither Party is empowered, nor has any right or legal authority, express or implied, to create or assume any obligation of any kind in the name and on behalf of the other Party.

10.7.

The Parties acknowledge and agree that any other agreements and/or contracts, written and/or verbal, executed between them and related to the purpose of this Agreement will be replaced by the same for any and all purposes from the time of entry into force.

10.8.

Any failure or delay in the exercise of any right or in the requirement of compliance with any obligations arising from this Agreement shall not constitute a waiver of such right or requirement of compliance with the obligation, nor waiver of any other rights or requirements for compliance with obligations.

10.9.	Any modification of this Agreement must be made in writing and signed by duly authorized representatives of both Parties.

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Eleventh. Applicable law and conflict resolution

11.1.	The Parties agree that this Agreement shall be governed by the agreements contained herein and, failing that, Spanish legislation.

11.2.

The Parties agree that in the event of any litigation, discrepancy, issue or claim resulting from the execution or interpretation of this Agreement, the Parties shall submit to the exclusive jurisdiction of the courts of the city of Barcelona.

IN WITNESS WHEREOF, the Parties do hereby sign this Agreement, in two exact copies having one and the same effect, at the place and on the date indicated in the heading of these presents.

BELLVITGE BIOMEDICAL RESEARCH INSTITUTE FOUNDATION (IDIBELL)	VCN BIOSCIENCES, S.L.

/s/ Jaume Reventòs i Puigjaner	/s/ Manel Cascalló Piqueras
Signed: Jaume Reventòs i Puigjaner	Signed: Manel Cascalló Piqueras
Position: Director	Position: General Director

CATALAN INSTITUTE OF ONCOLOGY

Approved by

/s/ Dr. Candela Calle Rodríguez
Signed: Dr. Candela Calle Rodríguez
Position: General Director

11/13

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS EXHIBIT MARKED BY [***] HAS BEEN OMITTED BECAUSE IT IS BOTH NOT MATERIAL AND IS THE TYPE OF INFORMATION THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL

ANNEX I: COPY OF THE PATENT APPLICATION

[***]

12/13

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS EXHIBIT MARKED BY [***] HAS BEEN OMITTED BECAUSE IT IS BOTH NOT MATERIAL AND IS THE TYPE OF INFORMATION THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL

ANNEX II: SUBLICENSING INCOME FEES

Sublicensing Income	Royalty for Sublicensing Income
Sublicensing Income obtained within a term of 3 years following the Effective Date	Royalty of [***] of the Sublicensing Income
Sublicensing Income obtained within a term of 3-7 years following the Effective Date	Royalty of [***] of the Sublicensing Income
Sublicensing Income obtained within a term of 7 years following the Effective Date	Royalty of [***] of the Sublicensing Income

***

BELLVITGE BIOMEDICAL RESEARCH INSTITUTE FOUNDATION (IDIBELL)	VCN BIOSCIENCES, S.L.

/s/ Jaume Reventòs i Puigjaner	/s/ Manel Cascalló Piqueras
Signed: Jaume Reventòs i Puigjaner	Signed: Manel Cascalló Piqueras
Position: Director	Position: General Director

CATALAN INSTITUTE OF ONCOLOGY

/s/ Dr. Candela Calle Rodríguez

Approved by
Signed: Dr. Candela Calle Rodríguez
Position: General Director

13/13